WASATCH FUNDS, INC.

                          Supplement dated May 16, 2001
                    to the Prospectus dated January 31, 2001

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2001 and supersedes the supplement dated March 16, 2001. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1
(800) 551-1700 or you may download a Prospectus from our web site at www.wasatchfunds.com.
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In the Prospectus, the following information is to be inserted under the heading
"Wasatch Core Growth Fund" on pages 6 and 20:

The Advisor has determined to close the Wasatch Core Growth Fund to new investors effective March 16, 2001. Due to market conditions or cash outflows, the Fund may reopen from time to time to take in additional assets that the Advisor believes will help maintain the Fund at an optimal size. To find out if the Fund is open, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at www.wasatchfunds.com.
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In the Prospectus, the following information is to be inserted under the heading
"Wasatch Small Cap Value Fund" on pages 8 and 21:

The Advisor has determined to close the Wasatch Small Cap Value Fund to new investors effective May 16, 2001. Due to market conditions or cash outflows, the Fund may reopen from time to time to take in additional assets that the Advisor believes will help maintain the Fund at an optimal size. To find out if the Fund is open, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at www.wasatchfunds.com.
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In the Prospectus, the following information replaces the section with the heading "Who Can Purchase Shares in the Micro Cap Fund" on page 39:

Who Can Purchase Shares in Closed Funds (Micro Cap, Core Growth and Small Cap Value)
(Also see "To Purchase Shares" on page 37.)

o The Micro Cap Fund closed to new investors on March 31, 2000.

o The Core Growth Fund closed to new investors on March 16, 2001.

o The Small Cap Value Fund closed to new investors on May 16, 2001.

o Micro Cap Fund shareholders as of the March 31, 2000 closing date, Core Growth Fund shareholders as of the March 16, 2001 closing date, Small Cap Value Fund shareholders as of the May 16, 2001 closing date

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  and certain others may continue to add to their respective accounts through the reinvestment of dividends and cash distributions on any shares owned and through the purchase of additional shares.

o Micro Cap Fund shareholders as of March 31, 2000, Core Growth Fund shareholders as of March 16, 2001 and Small Cap Value Fund shareholders as of May 16, 2001 may also open and add to Fund accounts that use the same Social Security Number as the accounts existing as of the closing date.

o Custodians named on accounts for minors (children under 18) in closed Funds may open new accounts in closed Funds.

o New shareholders investing $50,000 or more directly with Wasatch Funds and not through third parties such as brokers or banks may invest in closed Funds.

o Premier Services clients and beneficial owners of any accounts owned directly through Wasatch Funds that have an aggregate balance of $50,000 or more may invest in closed Funds.

o Financial planners whose clients beneficially own Micro Cap, Core Growth and Small Cap Value Fund accounts may continue to purchase shares in these Funds.

o At the discretion of the Advisor, the Core Growth Fund may be available through certain firms which provide administrative services to their customers who are beneficial owners of Fund shares.

o Directors of the Funds and employees, affiliates and directors of Wasatch Advisors, Inc. may continue to open new accounts.

o The Micro Cap, Core Growth and Small Cap Value Funds may resume sales to new investors at some future date to take in additional assets that the Advisor believes will help maintain the Funds at an optimal size. To find out if these Funds are open, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at www.wasatchfunds.com.
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o Participants in certain 401(k) plans may open new accounts and purchase
  Micro Cap, Core Growth and Small Cap Value Fund shares.

In the Prospectus, the following information is to be inserted under the headings:

1) "Wasatch Small Cap Growth Fund" on pages 4 and 20;

2) "Wasatch Ultra Growth Fund" on pages 10 and 22; and

3) "Wasatch Global Technology Fund" on pages 12 and 22.

The Advisor may determine to close the Fund to new investors before assets reach a level the Advisor believes may prove detrimental to the Fund. Once closed, due to market conditions or cash outflows, the Fund may reopen from time to time to take in additional assets that the Advisor believes will help maintain the Fund at an optimal size. To find out if the Fund is open, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at www.wasatchfunds.com.
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